                                                                   EXHIBIT 10.24


         THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE


$25,000,000.00                                                 February 13, 1996
                                                            San Jose, California


         FOR VALUE RECEIVED, JT Storage, Inc., a Delaware corporation (the "Company"), promises to pay to Atari Corporation, a Nevada corporation (the "Holder"), or its assigns, the principal sum of Twenty Five Million Dollars ($25,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to eight and one-half percent (8.5%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the "Maturity Date" which date shall be the earlier of (i) September 30 , 1996, or (ii) when such amounts are declared due and payable by the Holder (or made automatically due and payable) upon or after the occurrence of an Event of Default (as defined below).

         THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY IN FAVOR OF THE HOLDER. ADDITIONAL RIGHTS OF THE HOLDER ARE SET FORTH IN THE SECURITY AGREEMENT.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

         1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

                 (a) the "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

                 (b) "Certificate" shall mean the Restated Certificate of Incorporation of Company as in effect on the date hereof.

                 (c) "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                 (d) "Event of Default" has the meaning given in Section 7 hereof.

                 (e) "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flows of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with generally accepted accounting principles (except, with respect to monthly or quarterly financials, for footnotes and year end adjustments). Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

                 (f) "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the holder of this Note.

                 (g) "Indebtedness" shall mean and include the aggregate amount of, without duplication (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(c) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principals), (d) all obligations with respect to capital leases, (e) all guaranty obligations;
(f) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (g) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

                 (h) "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

                 (i) "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

                 (j) "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid a default or Event of Default under any Transaction Document; or (c) the rights and remedies of Holder under this Note, the other Transaction Documents or any related document, instrument or agreement.

                 (k) "Merger Agreement" shall mean that certain Agreement and Plan of Reorganization dated as of February 12, 1996 by and between the Company and the Holder.

                 (l) "Obligations" has the meaning given in Section 1 of the Security Agreement.

                 (m)      "Permitted Indebtedness" means:

                         (i)      Indebtedness of Company in favor of the
Holder arising under this Note;

                        (ii) The existing Indebtedness disclosed on the JTS Disclosure Schedule (as defined in the Merger Agreement) (the "Schedule");

                       (iii) Indebtedness to trade creditors, including, without limitation, affiliates of Company, incurred in the ordinary course of business, provided that the amount of such Indebtedness related to Moduler Electronics (India) Pvt. Ltd. shall not exceed $30.0 million at any time;

                        (iv) Other Indebtedness of Company, not exceeding $1.0 million in the aggregate outstanding at any time;

                         (v)      Contingent obligations of Company consisting
of guarantees (and other credit support) of the obligations of vendors and suppliers of Company in respect of transactions entered into in the ordinary course of business;

                        (vi) Indebtedness with respect to capital lease obligations and Indebtedness secured by Permitted Liens;

                       (vii)      Extensions, renewals, refundings,
refinancings, modifications, amendments and restatements of any of the items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Company.

                 (n) "Permitted Investments" shall mean and include: (a) deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation; (b) Investments in marketable obligations issued





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
or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance; (c) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof; (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in connection with bona fide hedging arrangements; (e) Investments consisting of deposit accounts of the Company in which the Holder has a perfected security interest and deposit accounts of its Subsidiaries maintained in the ordinary course of business; (f) Investments existing on the Closing Date disclosed in the Schedule; (g) Extensions of credit in the nature of accounts receivable or notes receivable arising from the same or lease of goods or services in the ordinary course of business; (h) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (j) Investments consisting of (i) compensation of employees, officers and directors of borrower so long as the Board of Directors of Company determines that such compensation is in the best interests of Company, (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Company, (iv) other loans to officers and employees approved by the Board of Directors; and
(k) other Investments aggregating not in excess of $1,000,000 at any time.

                 (o) "Permitted Liens" shall mean and include: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of Holder for the eventual payment thereof if subsequently found payable; (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Holder for the eventual payment thereof if subsequently found payable; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such lease is permitted under the Security Agreement and such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment; (vi) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property; (vii) Liens in favor of the Holder; (viii) Liens existing on the date hereof in favor of holders of Senior Indebtedness; (ix) any liens existing as of the date hereof and disclosed in the Schedule; (x) liens on equipment leased by Company pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such equipment (including Liens arising from UCC financing statements regarding such leases); (xi) liens arising from judgements, decrees or attachments to the extent and only so long as such judgment, decree or attachment does not constitute an Event of Default under 7(h); (xii) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xiii) liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights off setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and
(xiv) liens incurred in connection with the extension, renewal, refunding, refinancing, modification, amendment or restatement of the indebtedness secured by Liens of the type described in clauses (i) and (xiii) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                 (p) "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

                 (q) "Senior Indebtedness" shall mean the principal of, unpaid interest on and other amounts due in connection with the Company's Business Loan Agreement dated as of December 18, 1995 with Silicon Valley Bank in an amount not to exceed $5.0 million at any time.

                 (r) "Series A Preferred" shall mean the Company's presently authorized Series A Preferred Stock.

                 (s) "Subsidiary" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Company (c) any other entity included in the financial statements of Company on a consolidated basis.

                 (t) "Transaction Documents" shall mean this Note, the Security Agreement, the Warrant (as defined in Section 11 hereof) and the Merger Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to the Holder that except as disclosed in the JTS Disclosure Schedule (as defined in the Merger Agreement) delivered concurrently herewith:

                 (a) Due Incorporation and Qualification. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and as proposed to be conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

                 (b) Authority. The execution, delivery and performance by Company of each Transaction Document to be executed by Company and the consummation of the transactions contemplated thereby (i) are within the power of Company and (ii) have been duly authorized by all necessary actions on the part of Company.

                 (c) Enforceability. Each Transaction Document executed, or to be executed, by Company has been, or will be, duly executed and delivered by Company and constitutes, or will constitute, a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                 (d) Non-Contravention. The execution and delivery by Company of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby do not and will not
(i) violate the Certificate of Incorporation or Bylaws of the Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations, or any of its assets or properties.

                 (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby, except such as may be required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with any conversion of the principal balance of this Note pursuant to Section 10 hereof.

                 (f) No Violation or Default. None of the Company or the Company's Subsidiaries is in violation of or in default with respect to (i) its Certificate of Incorporation or Bylaws or equivalent charter document or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

                 (g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened against the Company or the Company's Subsidiaries at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.





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
                 (h) Title. The Company and the Company's Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Purchasers (except those assets and properties disposed of in the ordinary course of business since the date of such Financial Statements) and all respective assets and properties acquired by Company and Company's Subsidiaries since such date (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien, except for Permitted Liens.

                 (i) Equity Securities. The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, $.000001 par value, and 70,000,000 shares of Preferred Stock, $.000001 par value, all of which is designated Series A Preferred Stock, of which there are issued and outstanding, 7,466,729 shares of Common Stock and 28,696,370 shares of Series A Preferred. There are no other outstanding shares of capital stock or voting securities. Each outstanding share of the Company's Series A Preferred Stock is convertible into one (1) share of the Company's Common Stock. All outstanding shares of the Company's Common Stock and the Company's Series A Preferred Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any Liens other than any Liens created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound. The Company has reserved (i) 4,300,000 shares of Common Stock for issuance to employees and consultants pursuant to the Company's 1995 Stock Option Plan, of which 16,729 shares have been issued pursuant to option exercises, and 3,885,747 shares are subject to outstanding, unexercised options, and (ii) 600,000 shares of Common Stock for issuance upon the exercise of outstanding, unexercised warrants. There are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of capital stock of the Company or obligating the Company to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in the Registration Rights Agreement dated as of February 3, 1995 by and among the Company and certain other persons and as contemplated by Section 11(g) hereof, no Person has the right to demand or other rights to cause Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any Equity Securities of Company presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

         3. REPRESENTATIONS AND WARRANTIES OF HOLDER. The Holder represents and warrants to the Company that such Holder has been advised that neither this Note nor the securities which may be issued upon the conversion hereof have been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Holder is aware that the Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. Such Holder has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by such Holder hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection





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
with, the distribution thereof. Such Holder has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

         4.      INTEREST.    Accrued interest on the outstanding principal
balance on this Note shall be payable on the Maturity Date.

         5. PREPAYMENT. Upon fifteen (15) days prior written notice to the Holder, the Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

         6. CERTAIN COVENANTS. While any amount is outstanding under the Note, without the prior written consent of the Holder:

                 (a) Indebtedness. Neither Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except Senior Indebtedness and Permitted Indebtedness.

                 (b) Liens. Neither the Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

                 (c) Asset Dispositions. Neither the Company nor any of its Subsidiaries shall sell, lease, transfer, license or otherwise dispose of any of its assets or property (collectively, a "Transfer"), whether now owned or hereafter acquired, except (i) transfers in the ordinary course of its business consisting of the sale of inventory and sales of worn-out or obsolete equipment and (ii) transfers not in excess of $3.0 million for fair value and other than to any affiliate of the Company.

                 (d) Mergers, Acquisitions, Etc. Neither the Company nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets or capital stock of any other Person.

                 (e) Investments. Neither the Company nor any of its Subsidiaries shall make any Investment except for Permitted Investments.

                 (f) Dividends, Redemptions, Etc. Neither the Company nor any of its Subsidiaries shall (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, decease or otherwise acquire for value any of its equity securities; (iii) return any capital to any holder of its equity securities; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; other than payments of principal and interest on outstanding bridge loans and repurchases of shares from terminated employees pursuant to the terms of restricted stock purchase agreements, and provided, however, that any Subsidiary may pay cash dividends to Company.

                 (g) Indebtedness Payments. Except as set forth on JTS Disclosure Schedule (as defined in the Merger Agreement), neither the Company nor any of its Subsidiaries shall (i) prepay, redeem, purchase, decrease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than (A) amounts due under this Note and (B) Senior Indebtedness) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than (A) Obligations under this Note and (B) Senior Indebtedness) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or stockholders.

                 (h) Information Rights; Notices. The Company shall furnish to the Holder the following:

                         (i)      Monthly Financial Statements.  Within thirty
         (30) days after the last day of each month, a copy of the Financial Statements of the Company for such quarter and for the fiscal year to date, certified by the chief financial officer or controller of the Company to present fairly the financial condition, results of operations and other information presented therein and to have been prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year end adjustments and except that no footnotes need be included with such Financial Statements;

                          (ii)    Annual Financial Statements.  Within ninety
         (90) days after the close of each fiscal year of the Company, (i) copies of the audited Financial Statements of Company for such year, audited by nationally recognized independent certified public accountants, (ii) copies of the unqualified opinions and management letters delivered by such accountants in connection with such Financial Statements, and (iii) a report containing a description of projected business prospects (including capital expenditures) and management's discussion and analysis of financial condition and results of operation of Company and its Subsidiaries;

                          (iii) SEC Reports. At such time as the Company is subject to the reporting requirement of the Exchange Act, as soon as possible and in no event later than five (5) days after they are sent, made available or filed, copies of all registration statements and reports filed by Company with the Securities and Exchange Commission and all reports, proxy statements and financial statements sent or made available by Company to its stockholders generally; and

                          (iv) Notice of Defaults. Promptly upon the occurrence thereof, written notice of the occurrence of any Event of Default hereunder or any event of default with respect to any Senior Indebtedness.

                 (i)      Inspection Rights.  The Holder and its
representatives shall have the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of the Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss the Company's affairs, finances and accounts with its directors, officers and independent public accountants.

                 (j) Use of Proceeds. The Company shall use the proceeds from all borrowings under this Note solely for (A) interim financing for capital equipment prior to obtaining lease financing for such equipment, (B) leasehold improvements, tooling and other fixed assets in an aggregate amount not to exceed $5.3 million, (C) repayment of the Bridge Notes (as defined in the JTS Disclosure Schedule) in the aggregate principal amount of $2,005,000, and (D) working capital purposes.

         7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents:

                 (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five
(5) days of Company's receipt of the Holder's written notice to Company of such failure to pay; or

                 (b) Breaches of Certain Covenants. The Company or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 6(d), 6(f) or 6(j) of this Note; or

                 (c) Breaches of Other Covenants. The Company or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 7(a) and 7(b)) and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure does not result from the payment of money or the failure to pay money and is not curable within such fifteen (15) day period, but is reasonably capable of cure within forty-five (45) days, either (A) such failure shall continue for forty-five (45) days or (B) the Company or its Subsidiary shall not have commenced a cure in a manner reasonably satisfactory to the Holder within the initial fifteen (15) day period; or

                 (d) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to the Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any respect when made or furnished, except any such false, incorrect, incomplete or misleading statement which will not result in a Material Adverse Effect on the Company; or

                 (e) Other Payment Obligations. Except pursuant to the Company's Business Loan Agreement with Silicon Valley Bank and the capital equipment loan from Venture Lending and Leasing, Inc., each as described in the JTS Disclosure Schedule (as defined in the Merger Agreement), the Company or any of its Subsidiaries shall (i)(A) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness, including the Senior Indebtedness, to be paid by such Person (excluding this Note and the other Transaction Documents but including any other evidence of Indebtedness of Company or any of its Subsidiaries to the Holder) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and (ii) the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, Indebtedness in an aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) or more to become due prior to its stated date of maturity, unless such acceleration shall have been rescinded and such failure to pay cured within thirty (30) days from the date of such acceleration; or

                 (f) Voluntary Bankruptcy or Insolvency Proceedings. The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                 (g) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

                 (h) Judgments. A final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) (exclusive of amounts covered by insurance issued by an insurer not an affiliate of Company) shall be rendered against the Company or any of its Subsidiaries and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

                 (i) Transaction Documents. Any Transaction Document (other than the Merger Agreement) or any material term thereof shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms or if the Liens of the Holder in any of the assets of Company or its Subsidiaries shall cease to be or shall not be valid and perfected Liens or the Company or any Subsidiary shall assert that such Liens are not valid and perfected Liens.

         8. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 7(f) and 7(g)) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 7(f) and 7(g), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

         9. SUBORDINATION. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

                 (a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, (i) no amount shall be paid by the Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and
(ii) no claim or proof of claim shall be filed with the Company by or on behalf of Holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

                 (b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and the Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within one hundred eighty (180) days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Holder pursuant to the terms of this Section 9(b) during any 360 day period.

                 (c) Further Assurances. By acceptance of this Note, the Holder agrees to execute and deliver customary forms of subordination agreement requested from time to time by holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, the Company may require that the

Holder execute such forms of subordination agreement; provided that such forms shall not impose on the Holder terms less favorable than those provided herein and in the Security Agreement.

                 (d) Other Indebtedness. No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

                 (e) Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 9) to receive payments and distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 9 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                 (f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 9 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, nothing contained in this Section 9 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                 (g) Lien Subordination. Any Lien of the Holder, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of the Company or any proceeds or revenues therefrom which the Holder may have at any time as security for any amounts due and obligations under this Note shall be subordinate to all Liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date, order or method of attachment or perfection of any such Lien or the provisions of any applicable law.

                 (h) Reliance of Holders of Senior Indebtedness. The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

         10.     CONVERSION.

                 (a) Conversion by Holder. In the event that the Merger Agreement is terminated pursuant to Section 8(a), 8(b) or 8(d) (i) through 8(d)(iv) thereof or upon the occurrence of an Event of Default hereunder, then from and after such date, the Holder shall have the right, at such Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 10(c) hereof, in whole or in part, into fully paid and nonassessable shares of Series A Preferred, provided that the Holder shall provide at least thirty (30) days notice to the Company of Holder's election to convert this Note into shares of Series A Preferred upon the occurrence of an Event of Default. The number of shares of Series A Preferred into which this Note may be converted shall be determined by dividing the aggregate amount of this Note to be converted by the Conversion Price (as defined below) in effect at the time of such conversion. The initial "Conversion Price" shall be equal to $1.00 per share. The Conversion Price shall be subject to adjustment from time to time pursuant to
Section 12 hereof and the terms of the Company's Certificate.

                 (b) Conversion by the Company. In the event that the Merger Agreement is terminated pursuant to Section 8(c), 8(d)(v) or 8(d)(vi) thereof, the Company shall have the right, at the Company's option, to convert this Note, in accordance with the provisions of Section 10(c) hereof, in whole or in part, into fully paid and nonassessable shares of Series A Preferred. The number of shares of Series A Preferred into which this Note may be converted shall be determined by dividing the aggregate amount of this Note to be converted by the Conversion Price in effect at the time of such conversion.

                 (c)      Conversion Procedure.

                         (i)      Conversion Pursuant to Section 10(a).  Before
the Holder shall be entitled to convert this Note into shares of Series A Preferred, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to
Section 10(a), and shall state therein the amount of the unpaid principal amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Series A Preferred are to be issued. The Company shall, as soon as practicable thereafter (but in any event within ten (10) days thereafter), issue and deliver to the Holder of this Note a certificate or certificates for the number of shares of Series A Preferred to which the Holder shall be entitled upon conversion (bearing such legends as are required by applicable state and federal securities laws), together with a replacement Note (if any principal amount is not converted) and any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as described in Section 10(d). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the shares of Series A Preferred upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Preferred as of such date.

                        (ii) Conversion Pursuant to Section 10(b). If this Note is converted by the Company pursuant to Section 10(b), written notice shall be delivered to the Holder notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Note to be converted, the date on which such conversion is expected to occur and calling upon such Holder to surrender to Company, in the manner and at the place designated, the Note. Upon such conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal office of Company. At its expense, the Company shall, as soon as practicable thereafter (but in any event within ten (10) days thereafter), issue and deliver to such Holder a certificate or certificates for the number of shares to which Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described in Section 10(d). Any conversion of this Note pursuant to Section 10(b) shall be deemed to have been made immediately prior to the closing of the issuance and sale of shares as described in Section 10(b) and on and after such date the Person entitled to receive the shares issuable upon such conversion shall be treated for all purpose as the record Holder of such shares as of such date.

                 (d)      Fractional Shares; Interest; Effect of Conversion.
No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to the Holder any interest accrued on the amount converted and on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Section 10(d), the Company shall be forever released from all its obligations and liabilities under this Note.

         11. ISSUANCES OF WARRANTS. In the event that the Holder elects to convert all or any portion of this Note into shares of Series A Preferred pursuant to Section 10(a) hereof, or in the event the Company elects to convert all or any portion of this Note into shares of Series A Preferred pursuant to
Section 10(b) hereof the Company hereby agrees to issue to the Holder warrants to purchase shares of Series A Preferred (the "Warrant") as set forth below:

                 (a) No Warrant shall be issued if the principal amount of this Note to be converted together with any principal amount of this Note previously converted is less than $5,000,001.

                 (b) If the principal amount of this Note to be converted together with any principal amount of this Note previously converted is more than $5,000,000, the Company shall issue to the Holder concurrent with the issuance of the shares of Series A Preferred to be issued upon such conversion, a Warrant to purchase up to 7,500,000 shares of Series A Preferred. The number of shares subject to the first Warrant to be issued shall be determined by multiplying 7,500,000 times a fraction, the numerator of which is the amount by which the aggregate principal amount to be converted exceeds $5,000,000 and the denominator of which is $20,000,000. The number of shares subject to any subsequent Warrant to be issued shall be determined by multiplying 7,500,000 times a fraction, the numerator of which is the aggregate principal amount to be converted and the denominator of which is $20,000,000.

                 (c) Each Warrant to be issued by the Company pursuant to this Section 11 shall have an exercise price of $2.00 per share, a term of five
(5) years and such other terms as are set forth in the form of Warrant attached hereto as Exhibit A.

                 (d) The shares of Series A Preferred issuable upon the exercise of any Warrants issued pursuant to this Section 11 shall be entitled to registration rights which are pari passu with the registration rights held by the holders of the Company's Series A Preferred Stock.

         12.     CONVERSION PRICE ADJUSTMENTS.

                 (a) Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series A Preferred or the determination of holders of Series A Preferred entitled to receive a dividend or other distribution payable in additional shares of Series A Preferred or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series A Preferred (hereinafter referred to as "Series A Preferred Equivalents") without payment of any consideration by such holder for the additional shares of Series A Preferred or the Series A Preferred Equivalents (including the additional shares of Series A Preferred issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Series A Preferred issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

                 (b) Adjustments for Reverse Stock Splits. If the number of shares of Series A Preferred outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series A Preferred, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Series A Preferred issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

                 (c) Conversion or Redemption of Series A Preferred Stock. Should all of Company's Series A Preferred Stock be, or if outstanding would be, at any time prior to full payment of this Note, redeemed or converted into shares of Company's Common Stock in accordance with the Certificate, then this Note shall immediately become convertible into that number of shares of Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Note had been converted in full and the Series A Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Conversion Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Conversion Price of the maximum number of shares of Series A Preferred Stock into which this Note was convertible immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Note is convertible immediately after such conversion or redemption.

                 (d)      Notices of Record Date, etc.  In the event of:

                         (i) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                        (ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

                       (iii) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to Holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

                 (e) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series A Preferred solely for the purpose of effecting the conversion of this Note such number of its shares of Series A Preferred (and shares of its Common Stock for issuance on conversion of such Series A Preferred) as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Series A Preferred (and shares of its Common Stock for issuance on conversion of such Series A Preferred) shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, without limitation of such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Series A Preferred (and shares of its Common Stock for issuance on conversion of such Series A Preferred) to such number of shares as shall be sufficient for such purposes.

         13. SUCCESSORS AND ASSIGNS. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder or, prior to the termination of the Merger Agreement, by the Holder without the prior written consent of the Company. Subject to the foregoing and the restrictions on transfer described in Section 15 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         14. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

         15. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or any securities into which this Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested and subject to Section 13, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 15 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         16. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to the Holder, at such Holder's address set forth at the end of this Agreement, or at such other address as such Holder shall have furnished the Company in writing, or (ii) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Holder in writing. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         17.     PAYMENT.  Payment shall be made in lawful tender of the United
States.

         18. DEFAULT RATE; USURY. During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         19.     EXPENSES; WAIVERS.        If action is instituted to collect
this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument. The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder with respect to the enforcement or attempted enforcement of any of the obligations of the Company to the Holder under the Transaction

Documents or in preserving any of the Holder's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving Company or any of its Subsidiaries).

         20. FINANCING STATEMENTS. The Company agrees to execute all UCC-1 financing statements and other documents and instruments which the Holder may reasonably request to perfect its security interest in the collateral described in the Security Agreement.

         21. REPLACEMENT NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof; the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

         22. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

                 IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                         JT STORAGE, INC.
                                         a Delaware corporation


                                         By: /s/David T. Mitchell
                                             --------------------------------

                                         Title: President


Accepted and Agreed to:

ATARI CORPORATION
a Nevada corporation

By: /s/Sam Tramiel
    ----------------------------------

Title: President

                                  EXHIBIT A TO
                SUBORDINATED CONVERTIBLE SECURED PROMISSORY NOTE


         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED,
         (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
         SECTION 7 OF THIS WARRANT.


                                JT STORAGE, INC.


                     WARRANT TO PURCHASE __________ SHARES
                          OF SERIES A PREFERRED STOCK


         THIS CERTIFIES THAT, for value received, Atari Corporation, a Nevada Corporation, is entitled to subscribe for and purchase up to ________ shares of the fully paid and nonassessable Series A Preferred Stock, $0.00001 par value (as adjusted pursuant to Section 4 hereof, the "Shares"), of JT Storage, Inc., a Delaware corporation (the "Company"), at a price of $2.00 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series A Preferred" shall mean the Company's presently authorized Series A Preferred Stock, and any stock into or for which such Series A Preferred Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean __________, 1996 and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through five (5) years after the Date of Grant.

         2. Method of Exercise: Payment: Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company and the managing underwriters of any such public offering for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Series A Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within ten (10) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such ten (10)-day period.

         3. Stock Fully Paid: Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series A Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series A Preferred into Common Stock.

         4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                 (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series A Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Series A Preferred then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers, consolidations and transfers.

                 (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series A Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

                 (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series A Preferred payable in Series A Preferred, or (ii) make any other distribution with respect to Series A Preferred (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of Series A Preferred outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Series A Preferred outstanding immediately after such dividend or distribution.

                 (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 4, the number of Shares of Series A Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

                 (e) Antidilution Rights. The other antidilution rights applicable to the Series A Preferred are set forth in Section 4(d) of Article III of the Company's Restated Certificate of Incorporation, as amended through the Date of Grant (the "Charter"), a true and complete copy of which is attached hereto as Exhibit C. Such antidilution rights shall not be restated, amended, modified or waived in any manner without the prior written consent of the holders of a majority of the shares of Series A Preferred, including, for purposes of this Section 4(e), shares of Series A Preferred issuable upon exercise of this Warrant. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

         5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series A Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series A Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed to the holder of this Warrant.

         6. Fractional Shares. No fractional shares of Series A Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series A Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. Compliance with Securities Act: Disposition of Warrant or Shares of Series A Preferred.

                 (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series A Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series A Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as Exhibit B hereto, that the shares of Series A Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Series A Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

         In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                          (1)     The holder is aware of the Company's business
affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

                          (2)     The holder understands that this Warrant has
not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

                          (3)     The holder further understands that this
Warrant must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

                          (4)     The holder is aware of the provisions of Rule
144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                          (5)     The holder further understands that at the
time it wishes to sell this Warrant there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

                          (6)     The holder further understands that in the
event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                 (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Series A Preferred acquired pursuant to the exercise of this Warrant or any shares of Common Stock issued upon conversion of the Series A Preferred, in each case prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Series A Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series A Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series A Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and shall specify its reasons for any such conclusion. Notwithstanding the foregoing, this Warrant or such shares of Series A Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series A Preferred or Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                 (c) Excepted Transfers. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer without any additional consideration of, or grant of a security interest in, this Warrant or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) by the holder to a partnership of which the holder is a general partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however in any such transfer, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

         8. Rights as Shareholders: Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents, notices and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         9. Registration Rights. The Company covenants and agrees as follows:

                 9.1      Definitions.  For purposes of this Section 9:

                          (a)     The term "Registrable Shares" means (i) the
Common Stock issuable or issued upon conversion of the Series A Preferred issuable or issued upon exercise or conversion of this Warrant or upon exercise or conversion of the Other Warrants, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock or Series A Preferred; provided, however, that Registrable Shares shall not include any (A) shares of Common Stock which have previously been registered, or (B) shares of Common Stock which have previously been sold to the public;

                          (b)     The term "Shareholder" means any person
owning or having the right to acquire Registrable Shares or any assignee thereof; and

                          (c)     The term "Registration Rights Agreement"
means that certain Registration Rights Agreement, dated as of February 3, 1995, as amended, by and among the Company and certain persons named therein.

                 9.2 Grant of Rights. The Company hereby grants to the Shareholders the rights set forth in the Registration Rights Agreement. A true and complete copy of the Registration Rights Agreement is attached hereto as Exhibit D. The Company represents and warrants to the Shareholders that the Company has obtained all consents of parties to the Registration Rights Agreement and of any other persons that are required in order for the Registrable Shares to be included in the definition of "Registrable Securities" and for the Shareholders to be included in the definition of "Holders," as such terms are used in the Registration Rights Agreement.

                 9.3 No Conflicting Agreements. The Company represents and warrants to the Shareholders that the Company is not a party to any agreement that conflicts in any manner with the Shareholders' rights to cause the Company to register Registrable Shares pursuant to the Registration Rights Agreement and this Section 9. The Company covenants and agrees that it shall not, without the prior written consent of the Shareholders holding a majority of the outstanding Registrable Shares, amend, modify or restate the Registration Rights Agreement if the rights of the Shareholders would be subordinated, diminished or otherwise adversely affected.

                 9.4 Rights and Obligations Survive Exercise and Expiration of Warrant. The rights and obligations of the Company, of the holder of this Warrant and of the Registrable Shares contained in the Registration Rights Agreement and this Section 9 shall survive exercise, conversion and expiration of this Warrant.

         10.     Right to Convert Warrant into Common Stock: Net Issuance.

                 10.1 Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, but only to the extent this Warrant has not otherwise been exercised, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series A Preferred (or Common Stock if the Series A Preferred has been automatically converted into Common Stock) as provided in this Section 10 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series A Preferred (or Common Stock if the Series A Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in Section 10.2 hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series B Preferred (or Common Stock if the Series A Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

         Expressed as a formula, such conversion shall be computed as follows:

         X=  B - A
            -------
               Y

         Where:           X =     the number of shares of Series A Preferred
                                  (or Common Stock) that may be issued to holder

                          Y =     the fair market value (FMV) of one share
                                   of Series A Preferred (or Common Stock)

                          A =     the aggregate Warrant Price (i.e., Converted
                                   Warrant Shares x Warrant Price)

                          B =     the aggregate FMV (i.e., FMV x Converted
                                   Warrant Shares)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

                 10.2 Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.1 hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within ten (10) days following the Conversion Date. Any conversion from Series A Preferred to Common Stock shall be in a ratio of one (1) share of Common Stock for each share of Series A Preferred (as adjusted herein and in the Charter).

                 10.3 Determination of Fair Market Value. For purposes of this Section 10.3, "fair market value" of a share of Series A Preferred (or Common Stock if the Series A Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                          (a)     If the Conversion Right is exercised in
connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Series A Preferred is then convertible.

                          (b)     If the Conversion Right is not exercised in
connection with and contingent upon a Public Offering, then as follows:

                                 (i)       If traded on a securities exchange,
the fair market value of the Common Stock shall be deemed to be the closing price of the Common Stock on such exchange on the trading day prior to the Determination Date, and the fair market value of the Series A Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series A Preferred is then convertible;

                                (ii)       If traded over-the-counter, the fair
market value of the Common Stock shall be deemed to be the closing bid price of the Common Stock on the trading day prior to the Determination Date, and the fair market value of the Series A Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series A Preferred is then convertible; and

                               (iii)       If there is no public market for the
Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company, and if the holder and the Company are unable to so agree, by an appraiser approved by both the Company and the holder of this Warrant, such approvals not to be unreasonably withheld. The fees and expenses of such appraiser shall be borne equally by the parties.

         11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

                 (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

                 (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                 (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred and the holders thereof are as set forth in the Charter, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant and is attached hereto as Exhibit C;

                 (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Charter, as amended, will be validly issued, fully paid and nonassessable; and

                 (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any material law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

                 (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

         12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         14. Binding Effect on Successors. Except as otherwise set forth herein, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series A Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Registrable Shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

         15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         20. No Impairment of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                                JT STORAGE, INC.


                               By:
                                   ------------------------------------------

                               Title:
                                      ---------------------------------------

                               Address:
                                         ------------------------------------

                                         ------------------------------------

Date:  __________, 1996


Accepted and Agreed to:

ATARI CORPORATION

By:
    ----------------------

Title:
       -------------------

                                  EXHIBIT A-1


                               NOTICE OF EXERCISE



To:      JT Storage, Inc.


         1. The undersigned hereby elects to purchase __________ shares of Series A Preferred Stock of JT Storage, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                --------------------------------------------
                                (Name)




                                --------------------------------------------


                                --------------------------------------------
                                (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.



                                --------------------------------------------
                                (Signature)



- --------------------------
(Date)

                                  EXHIBIT A-2


                               NOTICE OF EXERCISE


To:      JT Storage, Inc. (the "Company")


                 1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-______-_____ filed _______________, 199_, the undersigned hereby elects to purchase ________ shares of Series A Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

                 2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _______ shares.

                 3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $___________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing at which time the shares of Series A Preferred Stock will be purchased.



                                                   -----------------------------
                                                   (Signature)




- ----------------------------------
(Date)

                                   EXHIBIT B


                      INVESTMENT REPRESENTATION STATEMENT


Purchaser:

Company:         JT Storage, Inc.

Security:        Series A Preferred Stock

Amount:

Date:

         In connection with the purchase of the above-listed securities and underlying Common Stock issuable upon conversion of the securities (collectively, the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

         (b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

         (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

         (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                           Purchaser:




                           ---------------------------------------------------


                           Date:                                     199
                                 ------------------------------------   ------





                                      -2-